Exhibit 10.5

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

Settlement of Various Scopes

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00038 DATE OF CHANGE ORDER: November 10, 2017

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1 of the Agreement, Parties agree to implement changes for cover 24 separate scope items as identified in Attachment A.

2.	The scope of this Change Order is as detailed in Exhibit A. The parties agree that Exhibit A represents all known unresolved issues and provides for a resolution for these items.

3.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit B. The cost identified is a summary of the all the scope as identified in Exhibit A.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

		$7,080,830,000
Net change by previously authorized Change Orders (0001-00037)		$721,849,295
The Contract Price prior to this Change Order was		$7,802,679,295
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,808,179,295

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00037)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00037)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00037)	$(763,283,979)
The Aggregate Provisional Sum prior to this Change Order was	$187,277,372
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$—
The new Aggregate Provisional Sum including this Change Order will be	$187,277,372

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ SB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
Sr. VP E&C	SVP
Title	Title
January 3, 2018	November 13, 2017
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

OSHA Handrails, East Jetty Scaffold, Attachment Y, and Insurance Provisional Sum

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00039 DATE OF CHANGE ORDER: February 26, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Articles 6.1 and 6.2 of the Agreement, Parties agree to implement changes due to (1) compliance with revised OSHA regulation (29 CFR 1910 Subpart D) as specifically set forth in Exhibit A of this Change Order, (2) removal of the east jetty scaffolding to facilitate work by Luhr Brothers, (3) the replacement of Attachment Y of the Agreement, (4) the replacement of Section 2.4 of Attachment EE, Schedule EE-2, and (5) the interim adjustment to the Insurance Provisional Sum pursuant to Section 2.4(A) of such new Section 2.4 of Attachment EE, Schedule EE-2.

2.
The scope of this Change Order is further detailed in Exhibit A. Exhibit A also includes two attachments: (1) a new Attachment Y of the Agreement and (2) a new Section 2.4 of Attachment EE, Schedule EE-2 of the Agreement. In connection with the new Attachment Y, the Parties agree to remove Article 6.2(A)(13) in its entirety and replace it with the following:

“13.    Any Landowner agreement which is executed and provided to Contractor after the Contract Date (or modified in writing after the Contract Date) (including but not limited to such Landowner agreements that are identified in Attachment Y), but only to the extent that such agreement adversely affects (i) Contractor’s costs of performance of the Work, (ii) Contractor’s ability to perform the Work in accordance with the Project Schedule or (iii) Contractor’s ability to perform any material obligation under this Agreement.”

3.
The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit B. These costs are as detailed in Trend S1-2017 (dated Nov. 27, 2017), Trend S1-2054 (dated Dec. 14, 2017), and Trend S1-2041 (dated Dec. 14, 2017). The new Attachment Y does not have a trend as the Parties agree this update has no cost impact.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00038)		$727,349,295
The Contract Price prior to this Change Order was		$7,808,179,295
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,764,397,743

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00038)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00038)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00038)	$(763,283,979)
The Aggregate Provisional Sum prior to this Change Order was	$187,277,372
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$(49,000,000)
The new Aggregate Provisional Sum including this Change Order will be	$138,277,372

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ SB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
Sr. VP E&C	SVP
Title	Title
March 18, 2018	March 7, 2018
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

GE Service Bulletins and JT Valve Modifications

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00041 DATE OF CHANGE ORDER: March 6, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Articles 6.1 and 6.2 of the Agreement, Parties agree Contractor will implement changes to incorporate GE depot Service Bulletins (SB) No. 272, 278 and 286 for the 12 GE gas turbines for Train 1 and Train 2.

2.
Per Articles 6.1 and 6.2 of the Agreement, Parties agree Contractor will implement changes to the trim on the JT valves 11PV-16002 and 12PV-16002, located in the methane cold boxes of Train 1 and Train 2.

3.	The scope of this Change Order is further detailed in Exhibit A.

4.	The cost breakdowns for the scope of work noted above in this Change Order are detailed in Exhibit B. These costs are as detailed in Trend S1-2056 and Trend S1-2049.

5.
Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C-1 of this Change Order. In addition to the adjustments associated with the above changes, three (3) other milestone payment descriptions (milestone numbers ALS 42.4, ALS 46.4 and ALS 47.5) are adjusted as shown in Exhibit C-2 of this Change Order. These milestones payment description adjustments do not modify the overall total amounts of Attachment C of the Agreement.

Milestone No. ALS 42.4, is hereby amended by
Delete the description “Insulation Subcontractor 50% complete field mounted instruments OSBL” and replace with “50% complete installation of Field Mounted instruments for OSBL”.

Milestone No. ALS 46.4, is hereby amended by
Delete the description “Insulation Subcontractor 50% complete field mounted instruments Subproject 2” and replace with “50% complete installation of Field Mounted instruments for Subproject 2”.

Milestone No. ALS 47.5, is hereby amended by
Delete the description “Insulation Subcontractor finishes field mounted instruments Subproject 1” and replace with “Finish installation of Field Mounted instruments for Subproject 1”.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00040)		$691,567,743
The Contract Price prior to this Change Order was		$7,772,397,743
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,775,832,402

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00040)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00040)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00040)	$(812,283,979)
The Aggregate Provisional Sum prior to this Change Order was	$138,277,372
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$—
The new Aggregate Provisional Sum including this Change Order will be	$138,277,372

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ SB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
Sr. VP E&C	SVP
Title	Title
March 19, 2018	March 6, 2018
Date of Signing	Date of Signing